UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 21, 2009

Show Me Ethanol, LLC
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation or organization)	000-52614 (Commission File Number)	20-4594551 (I.R.S. Employer Identification Number)

P. O. Box 9 26530 Highway 24 East,
Carrollton, Missouri 64633
(660) 542-6493
(Address of principal executive offices and telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.

During January, 2009 Show Me Ethanol, LLC (the “Company”) solicited the consent of its members to two proposals through distribution of an Information Statement on Form 14C.  The first proposal would have permitted the Board of Managers to conduct a mandatory capital call.  The second proposal would have permitted the Board of Managers to conduct a voluntary capital call (the “voluntary capital call”).  Consents were accepted until the close of business on January 19 and the results of the vote were known on January 21.  For passage, each proposal required the approval of members who in the aggregate had contributed over 81% of all capital contributions to the Company.  The mandatory capital call proposal (proposal 1) did not pass, receiving the support from members representing only 69% of all capital contributions.  The voluntary capital call proposal (proposal 2) did pass, receiving the support from members representing 87% of all capital contributions.  On January 23, 2009 the Company’s Board of Managers passed a resolution approving the voluntary capital call and subsequently such voluntary capital call was launched.

In connection with the launch of the voluntary capital call, on January 26, 2009 the Company entered into an escrow agreement (the “Escrow Agreement”) with State Bank of Slater acting as escrow agent (the “Escrow Agent”).  Under the terms of the Escrow Agreement, the Escrow Agent will hold the voluntary capital call funds until either all conditions to drawing the funds are satisfied, with such funds then going to the Company, or April 1, 2009, with such funds then being returned to the investing members.  The conditions to close escrow on the escrow funds include receiving certificates (1) from the Company, stating it is prepared to draw the funds, (2) from Ray-Carroll County Grain Growers, Inc., stating that it is prepared to complete certain amendments to the outstanding corn supply contracts with the Company and (3) from the Company’s administrative agent and primary lender under its revolving and term loans, stating it is prepared to execute and complete certain amendments to the existing revolving and term loans.  A copy of the Escrow Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also in connection with the launch of the voluntary capital call, the Company distributed to each member the letter attached hereto as Exhibit 99.2 and incorporated herein by reference.  Such letter reported the results of the consent solicitation and includes the instructions for funding the voluntary capital call.

Item 9.01	Financial Statements and Exhibits

The following exhibits are filed with or incorporated as part of this report as required by Item 601 of Regulation S-K:

Exhibit Number	Description
99.1	Escrow Agreement between State Bank of Slater and Show Me Ethanol, LLC, dated January 26, 2009.
99.2	Letter to members re: voluntary capital call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2009	Show Me Ethanol, LLC

	By:	/s/Dennis Alt
Name: Dennis Alt
Title: General Manager